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                                                                   EXHIBIT 10.70


                            Equity Transfer Agreement

                                  [Translation]

Party A: Zhejiang Provincial Telecom. Instruments Factory
Domicile: No.118 Moganshan Road, Hangzhou City
Name of the Legal Representative: Huang Zhaoxing
Title: Director
Nationality: China

Party B: UTStarcom Inc.
Domicile: Harbour Bay Parkway, suite 100 Alameda, CA94502, USA
Name of the Legal Representative: Hong Liang Lu
Title: CEO
Nationality: U.S.A.

Party C: UTStarcom(Hangzhou) Communication Co., Ltd.
Domicile: Building No.3 Yile Industrial Zone, No.129 Wenyi Road, Hangzhou City Name of the Legal Representative: Wu Ying
Title: Chairman of Board of Directors
Nationality: U.S.A.

WHEREAS:
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1.   Party A and Party B are effectively existing company juridical persons which have been registered and incorporated in accordance with the currently effective laws and regulations of China; Party B is an effectively existing company juridical person which has been registered and incorporated in accordance with the currently effective laws and regulations of DELAWARE ,U.S.A.

2. Party A and Party B incorporated the Sino-American equity joint venture, UTStarcom(Hangzhou) Communication Co., Ltd. (hereinafter referred to as Party C) in Hangzhou in 1993. Until the very day of the conclusion hereof, the registered capital of this company is US$12,440,000.00, of which Party A contributes US$1,492,800.00 amounting to 12% of the registered capital of this company; Party B contributes US$10,947,200.00 amounting to 88% of the registered capital of this company.

3. The respective competent organs of Party A, Party B and Party C agree on the equity transfer and the corresponding guarantee issues hereunder.

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Hereby Party A and Party B, in accordance with the Law of the P.R.China on
Chinese-Foreign Equity Joint Ventures and the Several Provisions on the Share Right Variation of Investors of Foreign-Invested Enterprises, under the principles of Equality and Free Will, Consultation and Consensus, Honesty and Good Faith and Compensation of Equal Value, conclude this equity transfer agreement

      I.  Transfer of Equity:

          1. Party A contributes US$1,492,800.00 amounting to 12% of the registered capital of Party C; Party B contributes US$10,947,200.00 amounting to 88% of the registered capital of Party C.

          2. Prior to the transfer of Party A's equity( i.e. prior to the completion of the administrative registration), the rights and obligations of Party C shall be enjoyed and borne by Party A. After the transfer of equity from Party A, 100% of Party C's equity shall be owned by Party B and all the rights and obligations of Party C shall be enjoyed and borne by Party B. Party A agrees to transfer to Party B all equity of Party C held by Party A, i.e. 12% of the total amount of Party C's equity and Party B agrees to accept the said equity.

          3. Neither the total investment amount nor registered capital shall be changed prior to and during the transfer.

      II. Price of Equity transfer and the Payment Thereof:

          1. The Price: upon friendly consultation between Party A and Party B, Party A agrees to transfer 12% of the equity of Party C held by Party A at the price of RMB(Yen)120,000,000.00 with October 31/st/, 2001 as the datum date; Party B agrees to buy such equity held by Party A at the above mentioned price.

                 Note: the transfer price of RMB(Yen)120,000,000.00 has already included Party A's ownership interest in Party C by October 31/st/, 2001.

          2.     Payment:

                  1) Within seven days of the conclusion hereof, Party B pays
                     Party A RMB(Yen)60,000,000.00, which shall be put into the account designated by Party A.

                  2) Within seven days as of the ratification hereof by the
                     competent authority, Party B pays Party A 30,000,000.00 Yuan, which is 50% of the balance after the first sum of equity transfer price is deducted. Party B shall pay this amount to Party A by the method designated by Party A.

                  3) Within ten days after the completion of the administrative registration of equity transfer with competent authority, Party B pays the equity transfer price of 30,000,000.00 Yuan to Party A only one time. Party B shall pay this amount to Party A by the method designated by Party A.

          3. Party C provides warranty for Party B's payment of the price. Provide that Party B failed to perform its obligations hereunder, Party C should bear the warrantor's responsibility of joint and several payment.

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III.  Rights and obligations of Both Parties in the Equity Transfer:

           1. Within one month of the conclusion hereof, both Parties shall provide the corresponding documents and Party C shall handle the specific issues of ratification application and registration with competent authority.

           2. Party A, Party B and Party C shall pay their respective taxes and fees corresponding thereto according to the laws and regulations concerned.

IV. Rights and Obligations of Both Parties After the Completion of the Equity transfer

           1. Party C shall be run solely by Party B. Party B enjoys the shareholder's rights and bears the shareholder's obligations, while Party A will no longer participate in the running of the company, nor enjoy the rights or bear the obligations.

           2. After such transfer, Party C's all property , creditor's rights and debts shall be undertaken by Party B, thus they have nothing to do with Party A.

V.    Default

      Both Party A and Party B shall perform this agreement after it goes into effect; where either party breaches the agreement, the defaulting party shall bear the corresponding liabilities; where the default imposes losses upon the other party, the defaulting party shall indemnify the losses. Where Party B fails to pay Party A the price of equity transfer within the time stipulated herein, Party B agrees to increase the price to RMB130,000,000.00 Yuan, which is treated as the default damages.

VI.   Guarantee

           1. Party A guarantees that the equity transferred to Party B in accordance with the stipulations hereof are held legally by Party A in Party C and that Party A has completely effective right to dispose of the said equity.

           2. Party B guarantees to pay Party A the price of equity transfer in accordance with the stipulations hereof.

           3. Party A's transfer of the equity has been approved by the competent authorities, the Provincial Telecom Industrial Group Co. Ltd. and the Provincial Telecom Co. Ltd.

           4. Party C guarantees that its guarantee issue herein has been approved by its competent departments.

VII.  Dispute Settlement

      Party A and Party B shall by friendly consultation resolve the disputes concerning the validity, performance, default, rescission, indemnity and so on hereof. Where the disputes fail to be resolved within sixty days after the disputes occur, both Parties agree to submit the disputes to the arbitration of Hangzhou City Arbitration Committee and the arbitration shall be conducted in Hangzhou in accordance with the arbitration procedures of the said Committee. The arbitral awards shall be final and binding upon both Parties. During the arbitration, the other clauses hereof shall continue to be performed except the disputed parts hereof.

VIII. Application of Law

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    This Equity Transfer Agreement shall be governed by the laws and regulations of P.R.China.

IX.  Supplementary Provisions

           1. Only upon the formation of a written agreement thereon after the approval of Party A, Party B and Party C, can this Agreement be modified, amended or rescinded.

           2. This Agreement shall be executed only after it is signed and sealed by the representatives authorized by Party A, Party B and Party C and after the first sum of 60,000,000.00 Yuan is paid to the account designated by Party A; this Agreement shall go into effect upon the approval of the competent authority.

           3. This Agreement shall have nine copies of originals; Party A, Party B and Party C shall hold one copy respectively and the other copies shall be presented to the competent authorities for approval or records. All the copies have equal legal effect.

Party A: Zhejiang Province Telecom. Instruments Factory                Party B: UTStarcom Inc.


Representative:                                                        Representative:


Date: January 21, 2002                                                 Date: January 21, 2002


Party C: UTStarcom (Hangzhou) Co., Ltd.


Representative:


Date:

Place of signature:






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                            Translation Certification
                            -------------------------

         I hereby certify that the foregoing represents a fair and accurate English translation of the original Chinese document.

Dated:  February 5, 2002

                                    By: /s/ Michael J. Sophie
                                        ----------------------------------------
                                        Michael J. Sophie
                                        Chief Financial Officer